UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

OMEGA HEALTHCARE INVESTORS, INC.

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)
Delaware	33-203447-11	36-4796206
(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2020, Omega Healthcare Investors, Inc. (“Omega”) held its Annual Meeting of Stockholders.

At the Annual Meeting, the holders of 201,285,044 shares of Omega’s common stock were present in person or represented by proxy, representing approximately 88.7% of the total outstanding common stock as of the record date for the meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

	Votes Cast in Favor	Votes Withheld	Broker Non-Votes
Kapila K. Anand	158,099,391	2,028,386	41,157,267
Craig R. Callen	155,480,689	4,647,088	41,157,267
Barbara B. Hill	159,367,704	760,073	41,157,267
Edward Lowenthal	150,370,813	9,756,964	41,157,267
C. Taylor Pickett	158,892,469	1,235,308	41,157,267
Stephen D. Plavin	149,643,265	10,484,512	41,157,267
Burke W. Whitman	158,314,899	1,812,878	41,157,267

Proposal 2: Ratification of the selection of Ernst & Young LLP as Omega’s independent auditor for 2020

For	Against	Abstentions	Broker Non-Votes
193,609,635	7,247,909	427,500	Not Applicable

Proposal 3: Advisory vote on Omega’s executive compensation

For	Against	Abstentions	Broker Non-Votes
153,102,475	5,984,095	1,041,207	41,157,267

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Each of the director nominees was elected, the selection of Ernst & Young LLP was ratified and Omega’s executive compensation was approved on an advisory basis.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Co-Registrant)

Dated: June 11, 2020	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP
(Co-Registrant)

Dated: June 11, 2020	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel

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